UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 27, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2019, (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation and a stockholder of the Company (the “Ault & Company”). Milton C. Ault, III, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is the Chairman of the Board of Directors and Chief Executive Officer of Ault & Company. William B. Horne, the Company’s Chief Financial Officer and Vice Chairman of the Board of Directors, is the Vice Chairman of the Board of Directors and Chief Financial Officer of Ault & Company.

Pursuant to the terms of the Agreement, Ault & Company will invest at its sole and absolute discretion up to $2,500,000 in the Company through the purchase of the Company’s Series C Convertible Redeemable Preferred Stock (“Preferred Stock”), during the period commencing on the Closing Date and ending on December 31, 2019. Each share of Preferred Stock, par value $0.001, shall be purchased at $1,000 (the “Stated Value”) for up to a maximum issuance of 2,500 shares of Preferred Stock. Each share of Preferred Stock shall become convertible after the eighteen (18) months from the date from the date of issuance into such number of fully paid and non-assessable shares of the Company’s common stock (“Common Stock”) for $0.12 per share, subject to adjustments (the “Conversion Price”). The Preferred Stock is mandatorily redeemable by the Company after five years from the date of issuance.

In the event the Company shall liquidate, dissolve or wind up, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof, and subject to the rights of the Company’s Series B Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Preferred Stock, an amount per share in cash or equivalent value in securities or other consideration equal to its Stated Value. The holders of Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting on an “as converted” basis together as a single class, with respect to any and all matters presented to the stockholders of the Company.

Finally, in order to meet the requirement of the NYSE American, Ault & Company will not convert such shares of Preferred Stock into such number of shares of Common Stock above 19.99% of the total issued and outstanding shares of Common Stock without approval of the Company’s stockholders.

The foregoing description of the Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The shares of Preferred Stock described in this Current Report on Form 8-K are being offered and sold to Ault & Company in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

The filing of the Certificate of Designations (as defined below) and the issuance of the Preferred Stock affects the holders of common stock of the Company to the extent provided for in the Certificate of Designations. The information included in Items 1.01 and 5.03, below, including the description of the Certificate of Designations, is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is incorporated by reference herein.

On February 27, 2019, the Company filed a Certificate of Designations of Rights and Preferences of Series C Convertible Redeemable Preferred Stock (the “Certificate of Designations”) to its Certificate of Incorporation, as amended on January 2, 2019, with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock.

The holders of Preferred Stock shall not be entitled to receive dividends.

Unless previously converted into shares of Common Stock as contemplated hereby, any shares of Series C Preferred Stock issued and outstanding sixty (60) months from the from their date of issuance (the “Redemption Date”), shall be mandatorily redeemed and repurchased by the Company at the Stated Value. In addition, upon the voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, then, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of Junior Stock (as defined the Certificate of Designations), the holders of the Preferred Stock shall be entitled to receive out of the Company’s assets legally available for distribution to stockholders, liquidating distributions in the amount of the liquidation preference, or $1,000.00 per share.

The Conversion Price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock.

Holders of the Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise). The Preferred Stock shall be voted on an “as converted” basis together with the Common Stock, subject to the provisions of the Delaware General Corporation Law.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 28, 2019, the Company issued a press release announcing that it has entered into the Agreement with Ault & Company for the sale of the Preferred Stock, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

3.1	Form of Certificate of Designations of Rights and Preferences of Series C Convertible Redeemable Preferred Stock
10.1	Form of Securities Purchase Agreement
99.1	Press Release issued by DPW Holdings, Inc., on February 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: February 28, 2019	/s/ Milton C. Ault, III
Milton C. Ault III Chief Executive Officer